                                                                    EXHIBIT 99.2

                             JOINT FILER INFORMATION

                            Other Reporting Person(s)

1. BECKER DRAPKIN PARTNERS (QP), L.P.

        Item                                  Information

Name:                          BECKER DRAPKIN PARTNERS (QP), L.P.

Address:                       500 Crescent Court, Suite 230, Dallas, Texas
                               75201

Designated Filer:              Becker Drapkin Management, L.P.

Date of Event Requiring        September 3, 2013
Statement (Month/Day/Year):

Issuer Name and Ticker or      Special Diversified Opportunities Inc. [SDIX]
Trading Symbol:

Relationship of Reporting      10% Owner
Person(s) to Issuer:

If Amendment, Date Original    Not Applicable
Filed (Month/Day/Year):

Individual or Joint/           Form filed by More than One Reporting Person
Group Filing:

Signature:                     By:      Becker Drapkin Management, L.P.
                               Its:     General Partner

                               By:      BC Advisors, LLC
                               Its:     General Partner

                               By:      /s/ Ashley Sekimoto
                                        --------------------------------
                               Name:    Ashley Sekimoto
                               Title:   Attorney-in-Fact
                               Date:    September 5, 2013

2. BECKER DRAPKIN PARTNERS, L.P.

        Item                                  Information

Name:                          BECKER DRAPKIN PARTNERS, L.P.

Address:                       500 Crescent Court, Suite 230, Dallas, Texas
                               75201

Designated Filer:              Becker Drapkin Management, L.P.

Date of Event Requiring        September 3, 2013
Statement(Month/Day/Year):

Issuer Name and Ticker or      Special Diversified Opportunities Inc. [SDIX]
Trading Symbol:

Relationship of Reporting      10% Owner
Person(s) to Issuer:

If Amendment, Date Original    Not Applicable
Filed(Month/Day/Year):

Individual or Joint/Group      Form filed by More than One Reporting Person
Filing:

Signature:                     By:      Becker Drapkin Management, L.P.
                               Its:     General Partner

                               By:      BC Advisors, LLC
                               Its:     General Partner

                               By:      /s/ Ashley Sekimoto
                                        ---------------------------------
                               Name:    Ashley Sekimoto
                               Title:   Attorney-in-Fact
                               Date:    September 5, 2013

3. BC ADVISORS, LLC

        Item                                  Information

Name:                          BC ADVISORS, LLC

Address:                       500 Crescent Court, Suite 230, Dallas, Texas
                               75201

Designated Filer:              Becker Drapkin Management, L.P.

Date of Event Requiring        September 3, 2013
Statement(Month/Day/Year):

Issuer Name and Ticker or      Special Diversified Opportunities Inc. [SDIX]
Trading Symbol:

Relationship of Reporting      10% Owner
Person(s) to Issuer:

If Amendment, Date Original    Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group      Form filed by More than One Reporting Person
Filing:

Signature:                     By:      /s/ Ashley Sekimoto
                                        ------------------------------
                               Name:    Ashley Sekimoto
                               Title:   Attorney-in-Fact
                               Date:    September 5, 2013

4. STEVEN R. BECKER

        Item                                  Information

Name:                          STEVEN R. BECKER

Address:                       500 Crescent Court,  Suite 230, Dallas, Texas
                               75201

Designated Filer:              Becker Drapkin Management, L.P.

Date of Event Requiring        September 3, 2013
Statement(Month/Day/Year):

Issuer Name and Ticker or      Special Diversified Opportunities Inc. [SDIX]
Trading Symbol:

Relationship of Reporting      Director and 10% Owner
Person(s) to Issuer:

If Amendment, Date Original    Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group      Form filed by More than One Reporting Person
Filing:

Signature:
                               By:      /s/ Ashley Sekimoto
                                        -----------------------------
                               Name:    Ashley Sekimoto
                               Title:   Attorney-in-Fact
                               Date:    September 5, 2013

5. MATTHEW A. DRAPKIN

        Item                                  Information

Name:                          MATTHEW A. DRAPKIN

Address:                       500 Crescent Court,  Suite  230, Dallas, Texas
                               75201

Designated Filer:              Becker Drapkin Management, L.P.

Date of Event Requiring        September 3, 2013
Statement (Month/Day/Year):

Issuer Name and Ticker or      Special Diversified Opportunities Inc. [SDIX]
Trading Symbol:

Relationship of Reporting      10% Owner
Person(s) to Issuer:

If Amendment, Date Original    Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group :    Form filed by More than One Reporting Person
Filing

Signature:
                               By:    /s/ Ashley Sekimoto
                                      ----------------------------
                               Name:  Ashley Sekimoto
                               Title: Attorney-in-Fact
                               Date:  September 5, 2013